FINANCE INCOME AND FINANCE COSTS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
FINANCE INCOME AND FINANCE COSTS
Interest income	$ 1	$ 8	$ 27
Net foreign exchange gain(loss)	5	(2)	(3)
Finance income	6	6	24
Interest and bank charges	28	20	30
Finance costs	(28)	(20)	(30)
Operation lease interest expense	(15)	(19)	(12)
Total finance income and costs	$ (37)	$ (33)	$ (18)